Exhibit 99.1

ROCKLAND TRUST COMPANY
288 Union Street
Rockland, Massachusetts 02370

PERSONAL & CONFIDENTIAL

November 10, 2004

Anthony A. Paciulli
Senior Vice President
Residential Mortgage Division

Dear Tony:

     This letter shall constitute an agreement (the “Agreement”) between you and Rockland Trust Company (the “Company”) pursuant to which the Company agrees to pay you benefits in connection with a Change Of Control (as that term is defined below) on the following terms and conditions:

Change Of Control Benefits

     If a Change of Control occurs and within thirty six (36) months following the Change of Control either (A) your employment is terminated for any reason other than for Cause (as that term is defined below), or (B) you should resign for Good Reason (as that term is defined below) from your employment you shall be entitled to the following benefits:

•	to receive your then current annual base salary for a period of thirty six (36) months from your Termination Date (as that term is defined below), payable at such times as such base salary would be payable if no employment termination had occurred; and,

•	to continue participation in the Company’s health insurance plans (to the extent permitted by the terms of the plans and by law) in which you were participating as of the Termination Date, until the earlier of thirty six (36) months following the Termination Date or the procurement by you of health insurance coverage pursuant to a plan other than that of the Company.

October 28, 2004

You shall not, however, be entitled to receive Change Of Control Benefits if: you die while employed by the Company before becoming entitled to them; you become disabled (as such term is defined under the Company’s disability insurance policy in effect at the time of any such disability) while employed and your employment is terminated solely due to your disability; or, if your full-time, at–will employment with the Company ends because you become a part-time employee.

     The following definitions shall be used for purposes of this Agreement:

•	A “Change of Control” shall be deemed to have occurred if (A) any “person” as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, including any syndicate or group deemed to be a “person” is or becomes the beneficial owner, directly or indirectly, through a purchase, merger, or other acquisition or series of purchases, mergers or other acquisition transactions of either (i) a majority of the outstanding common stock of either Independent Bank Corp. (“IBC”) or the Company or (II) securities of IBC or the Company representing a majority of the combined voting power of either IBC’s then outstanding voting securities or the Company’s then outstanding voting securities, (B) IBC or the Company consolidates or merges with any other person or sells all or substantially all of its assets to a person not at such time owning a majority of the outstanding voting stock of IBC, or (C) individuals who currently constitute the Board of Directors of IBC (the “Board”) cease for any reason to constitute a majority of the Board, unless the election of each new director was nominated or approved by shareholders at their regularly scheduled annual meeting or was approved by at least two-thirds of the directors of the Board currently in office.

•	“Cause” shall mean: (A) the refusal or failure by you to devote your full normal working time, skills, knowledge and attributes to the business of the Company and its parent, subsidiaries, and affiliates, and in promotion of their respective interests; (B) your conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude or any crime which reasonably could affect the reputation of the Company and/or its parent, subsidiaries, or affiliates or your ability to perform your duties; (C) your personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (D) your commission of larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of employment; (E) your commission of an act involving gross negligence on your part in the conduct of your duties; or (F) evidence of a drug addiction or dependency on your part.

October 28, 2004

•	Resignation for “Good Reason” shall mean your resignation after a substantial change in your core duties or removal of your responsibility for your core duties, so as to effectively cause you to cease to be performing the duties of an officer of your status and position, and/or your resignation after a reduction in your base salary, in each case, without Cause, as defined above, and without your consent.

•	“Termination Date” shall mean either the date that written notice of termination from the Company to you is written, and the Company agrees to use all good faith efforts to deliver the written notice to you as soon as possible after the notice is written, or the date specified in the written notice of resignation from you to the Company.

Term

     The term of this Agreement shall begin once you have countersigned below to accept it. The term shall then run from the date of this Agreement until August 14, 2006 (the “Term”).

     This Agreement does not constitute a general contract of employment or impose any obligation on the Company to retain you as an employee. You remain an employee at will, terminable by the Company at any time for any reason or for no reason.

Miscellaneous

     This Agreement is the entire understanding between you and the Company relating to the subject matter hereof and expressly supersedes and cancels all prior written or oral agreements and understandings. The Company will require any successor to all or substantially all of the business or assets of the Company or IBC to expressly assume and agree to perform this Agreement to the same extent the Company would be required to perform it if no assumption had taken place.

     You cannot assign your rights under this Agreement. Your rights under this Agreement, however, shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you under this Agreement if you had continued to live all such amounts shall be paid in accordance with this Agreement to your devisee, legatee, or other designee or, if there is no such designee, to your estate.

October 28, 2004

Notices / Governing Law

     Notices and all other communications required by this Agreement shall be in writing and shall be duly given when delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the President of the Company, 288 Union Street, Rockland, MA 02370, with simultaneous copies to the Human Resources Department and General Counsel of the Company, and to you at your address as shown on the payroll records for the Company, or to such other persons or addresses as either the Company or you may have furnished to the other in writing. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Very truly yours, ROCKLAND TRUST COMPANY
BY:	/s/ Christopher Oddleifson
Christopher Oddleifson
Chief Executive Officer and President

Acknowledged and Agreed to:

/s/ Anthony A. Paciulli

Anthony A. Paciulli, Employee

ROCKLAND TRUST COMPANY
288 Union Street
Rockland, Massachusetts 02370

PERSONAL & CONFIDENTIAL

November 10, 2004

Amy A. Geogan
Managing Director
Business Banking

Dear Amy:

     This letter shall constitute an agreement (the “Agreement”) between you and Rockland Trust Company (the “Company”) pursuant to which the Company agrees to pay you benefits in connection with a Change Of Control (as that term is defined below) on the following terms and conditions:

Change Of Control Benefits

     If a Change of Control occurs and within thirty six (36) months following the Change of Control either (A) your employment is terminated for any reason other than for Cause (as that term is defined below), or (B) you should resign for Good Reason (as that term is defined below) from your employment you shall be entitled to the following benefits:

•	to receive your then current annual base salary for a period of thirty six (36) months from your Termination Date (as that term is defined below), payable at such times as such base salary would be payable if no employment termination had occurred; and,

•	to continue participation in the Company’s health insurance plans (to the extent permitted by the terms of the plans and by law) in which you were participating as of the Termination Date, until the earlier of thirty six (36) following the Termination Date or the procurement by you of health insurance coverage pursuant to a plan other than that of the Company.

October 28, 2004

You shall not, however, be entitled to receive Change Of Control Benefits if: you die while employed by the Company before becoming entitled to them; you become disabled (as such term is defined under the Company’s disability insurance policy in effect at the time of any such disability) while employed and your employment is terminated solely due to your disability; or, if your full-time, at–will employment with the Company ends because you become a part-time employee.

     The following definitions shall be used for purposes of this Agreement:

•	A “Change of Control” shall be deemed to have occurred if (A) any “person” as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, including any syndicate or group deemed to be a “person” is or becomes the beneficial owner, directly or indirectly, through a purchase, merger, or other acquisition or series of purchases, mergers or other acquisition transactions of either (i) a majority of the outstanding common stock of either Independent Bank Corp. (“IBC”) or the Company or (II) securities of IBC or the Company representing a majority of the combined voting power of either IBC’s then outstanding voting securities or the Company’s then outstanding voting securities, (B) IBC or the Company consolidates or merges with any other person or sells all or substantially all of its assets to a person not at such time owning a majority of the outstanding voting stock of IBC, or (C) individuals who currently constitute the Board of Directors of IBC (the “Board”) cease for any reason to constitute a majority of the Board, unless the election of each new director was nominated or approved by shareholders at their regularly scheduled annual meeting or was approved by at least two-thirds of the directors of the Board currently in office.

•	“Cause” shall mean: (A) the refusal or failure by you to devote your full normal working time, skills, knowledge and attributes to the business of the Company and its parent, subsidiaries, and affiliates, and in promotion of their respective interests; (B) your conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude or any crime which reasonably could affect the reputation of the Company and/or its parent, subsidiaries, or affiliates or your ability to perform your duties; (C) your personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (D) your commission of larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of employment; (E) your commission of an act involving gross negligence on your part in the conduct of your duties; or (F) evidence of a drug addiction or dependency on your part.

October 28, 2004

•	Resignation for “Good Reason” shall mean your resignation after a substantial change in your core duties or removal of your responsibility for your core duties, so as to effectively cause you to cease to be performing the duties of an officer of your status and position, and/or your resignation after a reduction in your base salary, in each case, without Cause, as defined above, and without your consent.

•	“Termination Date” shall mean either the date that written notice of termination from the Company to you is written, and the Company agrees to use all good faith efforts to deliver the written notice to you as soon as possible after the notice is written, or the date specified in the written notice of resignation from you to the Company.

Term

     The term of this Agreement shall begin once you have countersigned below to accept it. The term shall then run from the date of this Agreement until August 14, 2006 (the “Term”).

     This Agreement does not constitute a general contract of employment or impose any obligation on the Company to retain you as an employee. You remain an employee at will, terminable by the Company at any time for any reason or for no reason.

Miscellaneous

     This Agreement is the entire understanding between you and the Company relating to the subject matter hereof and expressly supersedes and cancels all prior written or oral agreements and understandings. The Company will require any successor to all or substantially all of the business or assets of the Company or IBC to expressly assume and agree to perform this Agreement to the same extent the Company would be required to perform it if no assumption had taken place.

     You cannot assign your rights under this Agreement. Your rights under this Agreement, however, shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die while any amount would still be payable to you under this Agreement if you had continued to live all such amounts shall be paid in accordance with this Agreement to your devisee, legatee, or other designee or, if there is no such designee, to your estate.

October 28, 2004

Notices / Governing Law

     Notices and all other communications required by this Agreement shall be in writing and shall be duly given when delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the President of the Company, 288 Union Street, Rockland, MA 02370, with simultaneous copies to the Human Resources Department and General Counsel of the Company, and to you at your address as shown on the payroll records for the Company, or to such other persons or addresses as either the Company or you may have furnished to the other in writing. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Very truly yours, ROCKLAND TRUST COMPANY
By:	/s/ Christopher Oddleifson
Christopher Oddleifson
Chief Executive Officer and President

Acknowledged and Agreed to:

/s/ Amy A. Geogan

Amy A. Geogan, Employee

THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Amended and Restated Employment Agreement, dated and effective as of October 31, 1994 by and between Rockland Trust Company, a Massachusetts trust company (the “Company”) and Raymond Fuerschbach of Marshfield, Massachusetts (the “Executive”), as first amended and restated as of the 19th day of January, 1996 and amended and restated for the second time as of the 12th day of March, 1998 and amended and restated for the third time as of this 10th day of November, 2004 (the “Employment Agreement”).

W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     WHEREAS, the Executive and the Company desire to amend the Employment Agreement in certain respects and restate the amended Employment Agreement as herein set forth;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Employment; Position and Duties; Exclusive Services.

          (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

          b) Position and Duties/Company. During the Term as defined in Section 2 hereof, the Executive (i) agrees to act as Senior Vice President and Director of Human Resources for the Company and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

          (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

               (i) serving, in accordance with the Company’s policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

          (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive’s duties and obligations to the Company hereunder.

     2. Term of Employment.

          The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof (“Commencement Date”) and ending “at will” by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the “Term.”

     3. Cash Compensation. As compensation to the Executive for all services to be rendered by his in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Fifty Five Thousand, Three Hundred and Forty Eight Dollars ($155, 348.00) per annum, payable no less frequently than bi-weekly (“Base Salary”). The Board of Directors (the “Board”) may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. Benefits.

          (a) Travel and Business-Related Expenses. The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

          (b) Group Life Insurance. The Company agrees to include the Executive under the Company’s group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

          (c) Sick Leave/Disability. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

          (d) Retirement Plans. The Executive will be eligible to participate in the Company’s retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

          (e) Vacation/Holidays. The Executive will receive four (4) weeks paid vacation, on an “as earned” basis each year and will receive ten (10) holidays each year.

          (f) Insurance. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

          (g) Incentive Compensation Plan. The Executive shall be eligible to participate in the Company’s Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

          (h) Taxes. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

          (i) Supplemental Executive Retirement Plan. The Executive will participate in the Rockland Trust Supplemental Executive Retirement Plan, a non-qualified plan on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company.

     5. Termination of Employment.

          (a) Termination For Cause; Resignation Without Good Reason.

               (i) If the Executive’s employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive’s rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1997 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the “Plans”) and the relevant stock option agreement.

               (ii) Termination for “Cause” shall refer to the Company’s termination of the Executive’s service with the Company at any time because the Executive has: (A) refused or failed, in any material respect, to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive’s relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in a materially adverse manner the reputation of the Company or the Executive’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, the Company shall give the Executive thirty (30) business days’ written notice thereof during which period the Employee, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause (s). During such thirty (30) business day notice period, the Executive may at the discretion of the Company be suspended without pay in the case of a pending termination pursuant to clauses (B), (C), or (D) above (with all pay withheld during the suspension period to be reinstated retroactively in the event pending termination is rescinded or is not completed by the end of the notice period) or be placed on administrative leave with pay in the case of a pending termination pursuant to clauses (A), (E), (F), or (G) above.

               (iii) Resignation for “Good Reason” shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive’s core duties or removes the Executive’s responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days’ written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

               (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

          (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Agreement, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the “Continuation Period”), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the date of termination or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive’s rights shall be governed by Section 5(c).

          (c) Change in Control.

               (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of thirty six (36) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to three (3) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, or (c) the calculated Plan award, in, each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of thirty six (36) months after such termination or resignation (the “Benefits Period”), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the Executive’s election, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the Executive’s delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C)(zz) upon his written notice to the company during the period of three months following the termination or resignation date (as the case may be), to purchase his company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the company, plus all applicable excise taxes.

          (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

          (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 §280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. The initial determination of amounts that constitute Parachute Payments shall be made in good faith by the company. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company’s Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect and that the Company’s tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect.

          (d) Mitigation; Legal Fees. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

          (e) Termination By Reason of Death or Disability.

               (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

          (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company’s policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

          (iii) The Executive’s rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. Confidentiality and Non-Competition.

          (a) Confidentiality. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person’s advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law or as the Executive reasonably determines to be necessary to defend or enforce his rights under this Agreement.

          (b) Equitable Relief. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

          (c) Non-Solicitation. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) with the exception of mass mailings or other broad based marketing efforts, directly or indirectly, solicit, divert, or take away any Major Customer of the Affiliated Companies, or other successors an assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who either has maintained an average deposit balance of at least $100,000 or has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the term of this Agreement, or (ii) directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate his employment.

           (d) Enforceability. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

          (e) Jurisdiction. Subject to Section 7, employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and subject to section 7, Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. Disputes.

          (a) Any dispute relating to this Agreement, or to the breach of this Agreement, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

          (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

          (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

          (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

          (e) Notwithstanding the foregoing, the Company shall have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary, injunction or other interim equitable relief to which it may be entitled in connection with any alleged violations of Section 6 of this Agreement.

     8. Indemnification.

          The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice. During the Term and thereafter for so long as the Executive shall be subject to suit for liability for acts or omissions in connection with service as an officer or director of the company or service in other capacities at its request, the Company shall cause the Executive to be covered under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with such service. The coverage provided to the Executive pursuant to this section 8 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of then company.

     9. Non-Competition and Non-Disclosure Commitments.

          The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. Arm’s Length Negotiations; Representation By Counsel.

          The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm’s length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. Tax Withholdings.

          Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. Non-Assignability; Binding Agreement.

          Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company’s prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive’s heirs and the personal representatives of the Executive’s estate.

     13. Amendment; Waiver.

          This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. Notices.

          Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

(i)	To the Company:	Rockland Trust Company
288 Union Street
Rockland, MA 02370
Attn.: President

(ii)	To the Executive:
Raymond G. Fuerschbach
Post Office Box 284
284 Highland Street
N. Marshfield, MA 02059

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. Governing Law.

          This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. Supersedes Previous Agreements.

          This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. Counterparts.

          This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

ROCKLAND TRUST COMPANY

By:	/s/ Christopher Oddleifson

Its:	Chief Executive Officer and President

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

/s/ Raymond G. Fuerschbach
RAYMOND G. FUERSCHBACH

FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Amended and Restated Employment Agreement, dated and effective as of April 14, 2000 by and between Rockland Trust Company, a Massachusetts trust company (the “Company”) and Denis K. Sheahan of Scituate, Massachusetts (the “Executive), (the “Employment Agreement”),as first amended and restated as of the 10th day of November, 2004.

W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     WHEREAS, the Executive and the Company desire to amend the Employment Agreement in certain respects and restate the amended Employment Agreement as herein set forth;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Employment; Position and Duties; Exclusive Services.

         (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

         b) Position and Duties/Company. During the Term as defined in Section 2 hereof, the Executive (i) agrees to act as chief financial officer and treasurer for the Company and Independent Bank Corp. (“IBC”) and hold the title of Chief Financial Officer and Treasurer of the Company and of IBC and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

         (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

         (i) serving, in accordance with the Company’s policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

         (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive’s duties and obligations to the Company hereunder.

     2. Term of Employment.

         The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof (“Commencement Date”) and ending “at will” by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the “Term.”

     3. Cash Compensation. As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Ninety Nine Thousand, Three Hundred and Four Dollars ($199, 304) per annum, payable no less frequently than bi-weekly (“Base Salary”). The Board of Directors (the “Board”) may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. Benefits.

         (a) Travel and Business-Related Expenses The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

         (b) Group Life Insurance. The Company agrees to include the Executive under the Company’s group term life insurance policy in accordance with the policies of the

Company as in effect from time to time. The Company shall pay all premiums for such coverage.

         (c) Sick Leave/Disability. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

         (d) Retirement Plans. The Executive will be eligible to participate in the Company’s retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

         (e) Vacation/Holidays. The Executive will receive four (4) weeks paid vacation, on an “as earned” basis each year and will receive ten (10) holidays each year.

         (f) Insurance. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

         (g) Incentive Compensation Plan. The Executive shall be eligible to participate in the Company’s Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

         (h) Taxes. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

         (i) Supplemental Executive Retirement Plan. The Executive will participate in the Rockland Trust Supplemental Executive Retirement Plan, a non-qualified plan on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company.

     5. Termination of Employment.

         (a) Termination For Cause; Resignation Without Good Reason.

           (i) If the Executive’s employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive’s rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the “Plans”) and the relevant stock option agreement.

           (ii) Termination for “Cause” shall refer to the Company’s termination of the Executive’s service with the Company at any time because the Executive has: (A) refused or failed, in any material respect, to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive’s relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in a materially adverse manner the reputation of the Company or the Executive’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, the Company shall give the Executive thirty (30) business days’ written notice thereof during which period the Employee, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s). During such thirty (30) business day notice period, the Executive may at the discretion of the Company be suspended without pay in the case of a pending termination pursuant to clauses (B), (C), or (D) above (with all pay withheld during the suspension period to be reinstated retroactively in the event pending termination is rescinded or is not completed by the end of the notice period) or be placed on administrative leave with pay in the case of a pending termination pursuant to clauses (A), (E), (F), or (G) above.

           (iii) Resignation for “Good Reason” shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive’s core duties or removes the Executive’s responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days’ written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

           (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

         (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Agreement, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the “Continuation Period”), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the date of termination or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive’s rights shall be governed by Section 5(c).

         (c) Change in Control.

           (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of thirty-six (36) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to three (3) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, or (c) the calculated Plan award, in, each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of thirty-six (36) months after such termination or resignation (the “Benefits Period”), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the Executive’s election, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the Executive’s delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C) (zz) upon his written notice to the company during the period of three months following the termination or resignation date (as the case may be), to purchase his company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the company, plus all applicable excise taxes.

           (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

           (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 §280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. The initial determination of amounts that constitute Parachute Payments shall be made in good faith by the company. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company’s Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect and that the Company’s tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect.

         (d) Mitigation; Legal Fees. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

         (e) Termination By Reason of Death or Disability.

           (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

           (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company’s policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

           (iii) The Executive’s rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. Confidentiality and Non-Competition.

         (a) Confidentiality. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person’s advantage.

Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law or as the Executive reasonably determines to be necessary to defend or enforce his rights under this Agreement.

         (b) Equitable Relief. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

         (c) Non-Solicitation. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) with the exception of mass mailings or other broad based marketing efforts, directly or indirectly, solicit, divert or take away, any Major Customer of the Affiliated Companies or other successors and assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who either has maintained an average deposit balance of at least $100,000 or has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the term of this Agreement, or (ii) directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate his employment.

         (d) Enforceability. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

         (e) Jurisdiction. Subject to Section 7, employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and subject to Section 7, Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. Disputes.

         (a) Any dispute relating to this Agreement, or to the breach of this Agreement, , arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

         (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

         (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

         (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

         (e) Notwithstanding the foregoing, the Company shall have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary, injunction or other interim equitable relief to which it may be entitled in connection with any alleged violations of Section 6 of this Agreement.

     8. Indemnification.

         The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice. During the Term and thereafter for so long as the Executive shall be subject to suit for liability for acts or omissions in connection with service as an officer or director of the company or service in other capacities at its request, the Company shall cause the Executive to be covered under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with such service. The coverage provided to the Executive pursuant to this section 8 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of then company.

     9. Non-Competition and Non-Disclosure Commitments.

         The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. Arm’s Length Negotiations; Representation By Counsel.

         The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm’s length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. Tax Withholdings.

         Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. Non-Assignability; Binding Agreement.

         Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company’s prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive’s heirs and the personal representatives of the Executive’s estate.

     13. Amendment; Waiver.

         This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. Notices.

         Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

(i)	To the Company:	Rockland Trust Company
288 Union Street
Rockland, MA 02370
Attn.: President

(ii)	To the Executive:

Denis K. Sheahan
116 Captain Pierce Road
Scituate, MA 02066

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. Governing Law.

         This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. Supersedes Previous Agreements.

         This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. Counterparts.

         This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

ROCKLAND TRUST COMPANY

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

/s/ Denis K. Sheahan
DENIS K. SHEAHAN

FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Amended and Restated Employment Agreement, dated and effective as of October 4, 2000 by and between Rockland Trust Company, a Massachusetts trust company (the “Company”) and Edward F. Jankowski of Carver, Massachusetts (the “Executive), (the “Employment Agreement”),as first amended and restated as of the 10th day of November, 2004.

W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     WHEREAS, the Executive and the Company desire to amend the Employment Agreement in certain respects and restate the amended Employment Agreement as herein set forth;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Employment; Position and Duties; Exclusive Services.

         (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

         b) Position and Duties/Company. During the Term as defined in Section 2 hereof, the Executive (i) agrees to act as chief risk officer for the Company and Independent Bank Corp. (“IBC”) and hold the title of Chief Risk Officer of the Company and of IBC and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

         (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

         (i) serving, in accordance with the Company’s policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

         (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive’s duties and obligations to the Company hereunder.

     2. Term of Employment.

         The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof (“Commencement Date”) and ending “at will” by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the “Term.”

     3. Cash Compensation. As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Forty One Thousand and One Hundred Dollars ($141,100.00) per annum, payable no less frequently than bi-weekly (“Base Salary”). The Board of Directors (the “Board”) may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. Benefits.

         (a) Travel and Business-Related Expenses During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

         (b) Group Life Insurance. The Company agrees to include the Executive under the Company’s group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

         (c) Sick Leave/Disability. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

         (d) Retirement Plans. The Executive will be eligible to participate in the Company’s retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

         (e) Vacation/Holidays. The Executive will receive four (4) weeks paid vacation, on an “as earned” basis each year and will receive ten (10) holidays each year.

         (f) Insurance. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

         (g) Incentive Compensation Plan. The Executive shall be eligible to participate in the Company’s Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

         (h) Taxes. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

         (i) Supplemental Executive Retirement Plan. The Executive will participate in the Rockland Trust Supplemental Executive Retirement Plan, a non-qualified plan on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company.

     5. Termination of Employment.

         (a) Termination For Cause; Resignation Without Good Reason.

              (i) If the Executive’s employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive’s rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the “Plans”) and the relevant stock option agreement.

              (ii) Termination for “Cause” shall refer to the Company’s termination of the Executive’s service with the Company at any time because the Executive has: (A) refused or failed, in any material respect, to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive’s relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in a materially adverse manner the reputation of the Company or the Executive’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, the Company shall give the Executive thirty (30) business days’ written notice thereof during which period the Employee, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s). During such thirty (30) business day notice period, the Executive may at the discretion of the Company be suspended without pay in the case of a pending termination pursuant to clauses (B), (C), or (D) above (with all pay withheld during the suspension period to be reinstated retroactively in the event pending termination is rescinded or is not completed by the end of the notice period) or be placed on administrative leave with pay in the case of a pending termination pursuant to clauses (A), (E), (F), or (G) above.

         (iii) Resignation for “Good Reason” shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive’s core duties or removes the Executive’s responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days’ written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

         (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

         (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Agreement, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the “Continuation Period”), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the date of termination or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive’s rights shall be governed by Section 5(c).

         (c) Change in Control.

           (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of thirty-six (36) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to three (3) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, or (c) the calculated Plan award, in, each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of thirty-six (36) months after such termination or resignation (the “Benefits Period”), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the Executive’s election, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the Executive’s delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement.

           (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

           (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this

Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 §280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. The initial determination of amounts that constitute Parachute Payments shall be made in good faith by the company. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company’s Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect and that the Company’s tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect.

         (d) Mitigation; Legal Fees. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

         (e) Termination By Reason of Death or Disability.

           (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

           (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company’s policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

           (iii) The Executive’s rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. Confidentiality and Non-Competition.

         (a) Confidentiality. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person’s advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law or as the Executive reasonably determines to be necessary to defend or enforce his rights under this Agreement.

         (b) Equitable Relief. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

         (c) Non-Solicitation. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) with the exception of mass mailings or other broad based marketing efforts, directly or indirectly, solicit, divert or take away, any Major Customer of the Affiliated Companies or other successors and assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who either has maintained an average deposit balance of at least $100,000 or has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the term of this Agreement, or (ii) directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate his employment.

         (d) Enforceability. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

         (e) Jurisdiction. Subject to Section 7, employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and subject to Section 7, Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. Disputes.

         (a) Any dispute relating to this Agreement, or to the breach of this Agreement, , arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

         (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

         (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

         (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

         (e) Notwithstanding the foregoing, the Company shall have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary, injunction or other interim equitable relief to which it may be entitled in connection with any alleged violations of Section 6 of this Agreement.

     8. Indemnification.

         The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice. During the Term and thereafter for so long as the Executive shall be subject to suit for liability for acts or omissions in connection with service as an officer or director of the company or service in other capacities at its request, the Company shall cause the Executive to be covered under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with such service. The coverage provided to the Executive pursuant to this section 8 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of then company.

     9. Non-Competition and Non-Disclosure Commitments.

         The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. Arm’s Length Negotiations; Representation By Counsel.

         The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm’s length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. Tax Withholdings.

         Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. Non-Assignability; Binding Agreement.

         Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company’s prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive’s heirs and the personal representatives of the Executive’s estate.

     13. Amendment; Waiver.

         This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. Notices.

         Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

(i) To the Company:	Rockland Trust Company
288 Union Street
Rockland, MA 02370
Attn.: President

(ii) To the Executive:
Edward F. Jankowski
8 Watson Street
Carver, MA 02330

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. Governing Law.

         This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. Supersedes Previous Agreements.

         This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. Counterparts.

         This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

ROCKLAND TRUST COMPANY

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

/s/ Edward F. Jankowski

EDWARD F. JANKOWSKI

FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Amended and Restated Employment Agreement, dated and effective as of October 4, 2000 by and between Rockland Trust Company, a Massachusetts trust company (the “Company”) and Edward H. Seksay of Cohasset, Massachusetts (the “Executive), (the “Employment Agreement”),as first amended and restated as of the 10th day of November, 2004.

W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     WHEREAS, the Executive and the Company desire to amend the Employment Agreement in certain respects and restate the amended Employment Agreement as herein set forth;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Employment; Position and Duties; Exclusive Services.

         (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

         b) Position and Duties/Company. During the Term as defined in Section 2 hereof, the Executive (i) agrees to act as in-house legal counsel for the Company and Independent Bank Corp. (“IBC”) and hold the title of General Counsel of the Company and of IBC and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

         (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

               (i)  serving, in accordance with the Company’s policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

           (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

           (iii) acting as Executor under a will or as Attorney In Fact pursuant to any Power Of Attorney;

           (iv) acting as counsel to the plaintiff Phillip St. Germain in the case commonly known as Phillip M St Germain v. The Boston Popcorn Company, Inc., Middlesex Superior Court Civil Action No. 96-2404-F;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive’s duties and obligations to the Company hereunder.

     2. Term of Employment.

         The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof (“Commencement Date”) and ending “at will” by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the “Term.”

     3. Cash Compensation. As compensation to the Executive for all services to be rendered by him in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of One Hundred Ninety Four Thousand Five Hundred and Ninety Six and Dollars ($194,596.00) per annum, payable no less frequently than bi-weekly (“Base Salary”). The Board of Directors (the “Board”) may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. Benefits.

         (a) Travel and Business-Related Expenses During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

         (b) Group Life Insurance. The Company agrees to include the Executive under the Company’s group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

         (c) Sick Leave/Disability. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

         (d) Retirement Plans. The Executive will be eligible to participate in the Company’s retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

         (e) Vacation/Holidays. The Executive will receive four (4) weeks paid vacation, on an “as earned” basis each year and will receive ten (10) holidays each year.

         (f) Insurance. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

         (g) Incentive Compensation Plan. The Executive shall be eligible to participate in the Company’s Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

         (h) Taxes. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

         (i) Supplemental Executive Retirement Plan. The Executive will participate in the Rockland Trust Supplemental Executive Retirement Plan, a non-qualified plan on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company.

     5. Termination of Employment.

         (a) Termination For Cause; Resignation Without Good Reason.

           (i) If the Executive’s employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive’s rights to exercise his stock options in the event his employment terminates shall be governed by the

Independent Bank Corp. 1987 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the “Plans”) and the relevant stock option agreement.

           (ii) Termination for “Cause” shall refer to the Company’s termination of the Executive’s service with the Company at any time because the Executive has: (A) refused or failed, in any material respect, to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive’s relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in a materially adverse manner the reputation of the Company or the Executive’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, the Company shall give the Executive thirty (30) business days’ written notice thereof during which period the Employee, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s). During such thirty (30) business day notice period, the Executive may at the discretion of the Company be suspended without pay in the case of a pending termination pursuant to clauses (B), (C), or (D) above (with all pay withheld during the suspension period to be reinstated retroactively in the event pending termination is rescinded or is not completed by the end of the notice period) or be placed on administrative leave with pay in the case of a pending termination pursuant to clauses (A), (E), (F), or (G) above.

           (iii) Resignation for “Good Reason” shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive’s core duties or removes the Executive’s responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days’ written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

           (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

         (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Agreement, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the “Continuation Period”), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the date of termination or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive’s rights shall be governed by Section 5(c).

         (c) Change in Control.

           (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of thirty-six (36) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to three (3) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, or (c) the calculated Plan award, in, each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of thirty-six (36) months after such termination or resignation (the “Benefits Period”), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the Executive’s election, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the Executive’s delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement.

           (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

           (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 §280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. The initial determination of amounts that constitute Parachute Payments shall be made in good faith by the company. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company’s Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect and that the Company’s tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect.

         (d) Mitigation; Legal Fees. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

         (e) Termination By Reason of Death or Disability.

              (i)   Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

           (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company’s policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

           (iii) The Executive’s rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. Confidentiality and Non-Competition.

         (a) Confidentiality. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person’s advantage.

Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law or as the Executive reasonable determines to be necessary to defend or enforce his rights under this Agreement.

         (b) Equitable Relief. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

         (c) Non-Solicitation. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) with the exception of mass mailings or other broad based marketing efforts, directly or indirectly, solicit, divert or take away, any Major Customer of the Affiliated Companies or other successors and assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who either has maintained an average deposit balance of at least $100,000 or has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the term of this Agreement, or (ii) directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate his employment.

         (d) Enforceability. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

         (e) Jurisdiction. Subject to Section 7, employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and subject to Section 7, Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. Disputes.

         (a) Any dispute relating to this Agreement, or to the breach of this Agreement, , arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

         (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

         (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

         (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

         (e) Notwithstanding the foregoing, the Company shall have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary, injunction or other interim equitable relief to which it may be entitled in connection with any alleged violations of Section 6 of this Agreement.

     8. Indemnification.

         The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice. During the Term and thereafter for so long as the Executive shall be subject to suit for liability for acts or omissions in connection with service as an officer or director of the company or service in other capacities at its request, the Company shall cause the Executive to be covered under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with such service. The coverage provided to the Executive pursuant to this section 8 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of then company.

     9. Non-Competition and Non-Disclosure Commitments.

         The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. Arm’s Length Negotiations; Representation By Counsel.

         The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm’s length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. Tax Withholdings.

         Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. Non-Assignability; Binding Agreement.

         Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company’s prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive’s heirs and the personal representatives of the Executive’s estate.

     13. Amendment; Waiver.

         This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. Notices.

         Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

(i) To the Company:	Rockland Trust Company
288 Union Street
Rockland, MA 02370
Attn.: President

(ii) To the Executive:	Edward H. Seksay, Esquire
11 Cedar Acres Lane
Cohasset, MA 02025

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. Governing Law.

         This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. Supersedes Previous Agreements.

         This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. Counterparts.

         This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

ROCKLAND TRUST COMPANY

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

/s/ Edward H. Seksay
EDWARD H. SEKSAY

THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Amended and Restated Employment Agreement, dated and effective as of February 1, 1993 by and between Rockland Trust Company, a Massachusetts trust company (the “Company”) and Ferdinand T. Kelley of Duxbury, Massachusetts (the “Executive”), as first amended and restated as of the 31st day of October, 1994 and amended and restated for the second time as of the 19th day of January, 1996 and amended and restated for the third time as of this 10th day of November, 2004 (the “Employment Agreement”).

W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     WHEREAS, the Executive and the Company desire to amend the Employment Agreement in certain respects and restate the amended Employment Agreement as herein set forth;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Employment; Position and Duties; Exclusive Services.

         (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

         b) Position and Duties/Company. During the Term as defined in Section 2 hereof, the Executive (i) agrees to oversee and manage all the operations and functions of the Company’s commercial loan division and Investment Management Group and hold the title of Executive Vice President of the Company and to perform such reasonable duties as may be assigned to him from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

         (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of his business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to him from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

         (i) serving, in accordance with the Company’s policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates;

         (ii) investing his personal assets in businesses in which his participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, his duties at the Company;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive’s duties and obligations to the Company hereunder.

     2. Term of Employment.

         The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof (“Commencement Date”) and ending “at will” by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the “Term.”

     3. Cash Compensation. As compensation to the Executive for all services to be rendered by his in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of Two Hundred and Forty Three Thousand, Three Hundred and Seventy Five and 00/100 Dollars ($243,375.00) per annum, payable no less frequently than bi-weekly (“Base Salary”). The Board of Directors (the “Board”) may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive.

     4. Benefits.

         (a) Travel and Business-Related Expenses. The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

         (b) Group Life Insurance. The Company agrees to include the Executive under the Company’s group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

         (c) Sick Leave/Disability. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

         (d) Retirement Plans. The Executive will be eligible to participate in the Company’s retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

         (e) Vacation/Holidays. The Executive will receive four (4) weeks paid vacation, on an “as earned” basis each year and will receive ten (10) holidays each year.

         (f) Insurance. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

         (g) Incentive Compensation Plan. The Executive shall be eligible to participate in the Company’s Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

         (h) Taxes. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

         (i) Supplemental Executive Retirement Plan. The Executive will participate in the Rockland Trust Supplemental Executive Retirement Plan, a non-qualified plan on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company.

     5. Termination of Employment.

         (a) Termination For Cause; Resignation Without Good Reason.

           (i) If the Executive’s employment is terminated by the Company for Cause or if the Executive resigns from his employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason,except as may be required by law and except that the Executive’s rights to exercise his stock options in the event his employment terminates shall be governed by the Independent Bank Corp. 1997 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the “Plans”) and the relevant stock option agreement.

           (ii) Termination for “Cause” shall refer to the Company’s termination of the Executive’s service with the Company at any time because the Executive has: (A) refused or failed, in any material respect, to devote his full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive’s relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of his employment; or (D) been convicted of any crime which reasonably could affect in a materially adverse manner the reputation of the Company or the Executive’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of his duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, the Company shall give the Executive thirty (30) business days’ written notice thereof during which period the Employee, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for his actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause (s). During such thirty (30) business day notice period, the Executive may at the discretion of the Company be suspended without pay in the case of a pending termination pursuant to clauses (B), (C), or (D) above (with all pay withheld during the suspension period to be reinstated retroactively in the event pending termination is rescinded or is not completed by the end of the notice period) or be placed on administrative leave with pay in the case of a pending termination pursuant to clauses (A), (E), (F), or (G) above.

           (iii) Resignation for “Good Reason” shall mean the resignation of the Executive after (A) the Company without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive’s core duties or removes the Executive’s responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days’ written notice thereof and, during such thirty day period, an opportunity to cure. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

           (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

         (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Agreement, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the “Continuation Period”), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the date of termination or discontinuation of any such plan, and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive’s rights shall be governed by Section 5(c).

         (c) Change in Control.

                     (i)     If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive his then current Base Salary for a period of thirty six (36) months from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to three (3) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, or (c) the calculated Plan award, in, each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of thirty six (36) months after such termination or resignation (the “Benefits Period”), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the Executive’s election, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued his participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the Executive’s delivery of written notice to the Company of his election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C)(zz) upon his written notice to the company during the period of three months following the termination or resignation date (as the case may be), to purchase his company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the company, plus all applicable excise taxes.

           (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

           (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 §280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. The initial determination of amounts that constitute Parachute Payments shall be made in good faith by the company. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company’s Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect and that the Company’s tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect.

         (d) Mitigation; Legal Fees. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

         (e) Termination By Reason of Death or Disability.

           (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or his estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or his estate for any period prior to his death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or his estate may be entitled or which may vest or accrue upon his death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

           (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform his duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to his termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon his disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company’s policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

           (iii) The Executive’s rights to exercise his stock options in the event of termination of his employment by reason of his death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. Confidentiality and Non-Competition.

            (a) Confidentiality. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for his or such other person’s advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out his duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law or as the Executive reasonably determines to be necessary to defend or enforce his rights under this Agreement.

         (b) Equitable Relief. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by him of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

         (c) Non-Solicitation. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement he will not (i) with the exception of mass mailings or other broad based marketing efforts, directly or indirectly, solicit, divert, or take away any Major Customer of the Affiliated Companies, or other successors an assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who either has maintained an average deposit balance of at least $100,000 or has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the term of this Agreement, or (ii) directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate his employment.

  (d)   Enforceability. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

         (e) Jurisdiction. Subject to Section 7, employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and subject to section 7, Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. Disputes.

         (a) Any dispute relating to this Agreement, or to the breach of this Agreement, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

         (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

         (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

         (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

         (e) Notwithstanding the foregoing, the Company shall have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary, injunction or other interim equitable relief to which it may be entitled in connection with any alleged violations of Section 6 of this Agreement.

     8. Indemnification.

         The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice. During the Term and thereafter for so long as the Executive shall be subject to suit for liability for acts or omissions in connection with service as an officer or director of the company or service in other capacities at its request, the Company shall cause the Executive to be covered under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with such service. The coverage provided to the Executive pursuant to this section 8 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of then company.

     9. Non-Competition and Non-Disclosure Commitments.

         The Executive hereby represents and warrants that he is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of, or prohibit the Executive from using, any information in the context of his professional or personal activities. The Executive further represents and warrants that neither the execution or delivery of this Agreement nor the performance by the Executive of his duties hereunder will cause any breach of any contract, agreement or arrangement to which he is a party or by which he is bound.

     10. Arm’s Length Negotiations; Representation By Counsel.

         The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm’s length transaction. The Executive acknowledges that he has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. Tax Withholdings.

         Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. Non-Assignability; Binding Agreement.

         Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company’s prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of his beneficiaries to receive any benefits payable thereunder upon his death or disability, or his executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive’s heirs and the personal representatives of the Executive’s estate.

     13. Amendment; Waiver.

         This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. Notices.

         Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

(i) To the Company:	Rockland Trust Company
288 Union Street
Rockland, MA 02370
Attn.: President

(ii) To the Executive:

Ferdinand T. Kelley
78 Heritage Lane
Duxbury, Ma 02332

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. Governing Law.

         This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. Supersedes Previous Agreements.

         This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. Counterparts.

         This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

ROCKLAND TRUST COMPANY

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

/s/ Ferdinand T. Kelley
FERDINAND T. KELLEY

FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     Amended and Restated Employment Agreement, dated and effective as of July 19, 2004 by and between Rockland Trust Company, a Massachusetts trust company (the “Company”) and Jane L. Lundquist of Boxford, Massachusetts (the “Executive”), as first amended and restated of the 10th day of November, 2004(the “Employment Agreement”).

W I T N E S S E T H

     WHEREAS, the Executive is willing to serve in such executive capacity for the Company as is hereinafter described and the Company desires to retain the Executive in such capacity;

     WHEREAS, the Executive and the Company desire to amend the Employment Agreement in certain respects and restate the amended Employment Agreement as herein set forth;

     NOW THEREFORE, in consideration of mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Employment; Position and Duties; Exclusive Services.

          (a) Employment. The Company agrees to employ the Executive, and the Executive agrees to be employed by the Company, for the Term provided in Section 2 hereof and upon the other terms and conditions hereinafter provided.

          b) Position and Duties/Company. During the Term as defined in Section 2 hereof, the Executive (i) agrees to act as Executive Vice President and Director of Retail Banking and Corporate Marketing for the Company and to perform such reasonable duties as may be assigned to her from time to time by the President and Chief Executive Officer of the Company, and (ii) shall report to the President and Chief Executive Officer of the Company.

          (c) Exclusive Services. During the Term, and except for illness or incapacity, the Executive shall devote all of her business time, attention, skill and efforts exclusively to the business and affairs of the Company, and its affiliates, shall not be engaged in any other business activity, and shall perform and discharge well and faithfully the duties which may be assigned to her from time to time by the President and Chief Executive; provided, however, that nothing in this Agreement shall preclude the Executive from devoting reasonable time during reasonable periods required for any or all of the following:

               (i) serving, in accordance with the Company’s policies and with the prior approval of the President and Chief Executive Officer of the Company, as a director or member of a committee of any other company or organization involving no actual or potential conflict of interest with the Company, or any of its subsidiaries or affiliates; it being understood and agreed that the Executive’s continued service on the boards of the non-profit entities identified on Schedule A attached hereto and made a part hereof has been approved and shall not be deemed to breech any provision of this Agreement.

          (ii) investing her personal assets in businesses in which her participation is solely that of a passive investor in such form or manner as will not require any services on the part of the Executive in the operation or affairs of such businesses and in such form or manner which will not create any conflict of interest with or create the appearance of any conflict of interest with, her duties at the Company;

provided, however, that such activities in the aggregate shall not materially adversely affect or interfere with the performance of the Executive’s duties and obligations to the Company hereunder.

     2. Term of Employment.

          The Company hereby agrees to employ the Executive, and the Executive hereby agrees to accept such employment in the capacity set forth herein, for a period commencing on the date hereof (“Commencement Date”) and ending “at will” by either party upon written notice of termination by one party given to the other at least fourteen (14) days prior to the termination date specified in such notice, except as provided by Section 5 hereof. The term of this Agreement, as the same may be terminated pursuant to Section 5, shall hereinafter be referred to as the “Term.”

     3. Cash Compensation. As compensation to the Executive for all services to be rendered by her in any capacity hereunder, the Company shall pay during the Term an annual base salary at the current rate of Two Hundred and Forty Thousand 00/100 Dollars ($240,000.00) per annum, payable no less frequently than bi-weekly (“Base Salary”). The Board of Directors (the “Board”) may from time to time at its discretion review the compensation provisions of this Agreement and shall have the authority to pay an increased base salary, or bonus or other additional compensation to the Executive. Anything in this Agreement to the contrary notwithstanding, the Executive may, with the written consent of the Chief Executive Officer, work on a reduced work schedule, during all or any part of the Term and during any such period, shall receive a Base Salary on an appropriately pro-rated basis.

     4. Benefits.

          (a) Travel and Business-Related Expenses. The Executive shall be provided with a Company owned automobile in accordance with the policies of the Company regarding automobiles as in effect from time to time. During the Term, the Executive shall be reimbursed in accordance with the policies of the Company as in effect from time to time for travel and other reasonable expenses incurred in the performance of the business of the Company.

          (b) Group Life Insurance. The Company agrees to include the Executive under the Company’s group term life insurance policy in accordance with the policies of the Company as in effect from time to time. The Company shall pay all premiums for such coverage.

          (c) Sick Leave/Disability. The Executive will enjoy the same sick leave and short term and long term disability coverage as in effect from time to time for employees of the Company generally.

          (d) Retirement Plans. The Executive will be eligible to participate in the Company’s retirement benefit plans each in accordance with the terms of such plans as in effect from time to time.

          (e) Vacation/Holidays. The Executive will receive four (4) weeks paid vacation, on an “as earned” basis each year and will receive ten (10) holidays each year.

          (f) Insurance. During the Term, the Executive shall participate in all insurance programs (medical, dental, surgical, hospital) adopted by the Company, including dependent coverage, to the same extent as other executives of the Company from time to time.

          (g) Incentive Compensation Plan. The Executive shall be eligible to participate in the Company’s Executive Incentive Compensation Plan, in accordance with the terms of such plan as in effect from time to time.

          (h) Taxes. Except as otherwise specifically provided herein, the Executive recognizes that some or all of the foregoing benefits and those set forth in Section 3 may give rise to a federal and/or state income tax liability, and agrees to be responsible for such liability.

          (i) Supplemental Executive Retirement Plan. The Executive will participate in the Rockland Trust Supplemental Executive Retirement Plan, a non-qualified plan on terms and conditions and with benefits comparable to those applicable and available to similarly situated executives of the Company.

          (j) Independent Bank Corp. Incentive Stock Option Plan. The Executive shall receive stock options for 10,000 shares of Independent bank Corp. common stock on the Commencement Date and for an additional 10,000 shares on the next business day following the three (3) month anniversary of the Commencement Date in accordance with the Independent Bank Corp. Incentive Stock Option Plan (the “Stock Option Plan”).

     5. Termination of Employment.

          (a) Termination For Cause; Resignation Without Good Reason.

                  (i) If the Executive’s employment is terminated by the Company for Cause or if the Executive resigns from her employment for any reason other than for Good Reason, as defined below in Section 5(a)(iii), the Executive shall have no right to receive compensation or other benefits for any period after such Termination for Cause or resignation for any reason other than for Good Reason, except as may be required by law and except that the Executive’s rights to exercise her stock options in the event her employment terminates shall be governed by the Independent Bank Corp. 1997 Incentive Stock Option Plan and/or any other relevant stock option plan, as appropriate (the “Plans”) and the relevant stock option agreement.

               (ii) Termination for “Cause” shall refer to the Company’s termination of the Executive’s service with the Company at any time because the Executive has: (A) refused or failed, in any material respect, to devote her full normal working time, skills, knowledge, and abilities to the business of the Company, its subsidiaries and affiliates, and in promotion of their respective interests pursuant to Section 1 hereof; or (B) engaged in (1) activities involving her personal profit as a result of her dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation or breach of fiduciary duty, or (2) dishonest activities involving the Executive’s relations with the Company, its subsidiaries and affiliates or any of their respective employees, customers or suppliers; or (C) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of her employment; or (D) been convicted of any crime which reasonably could affect in a materially adverse manner the reputation of the Company or the Executive’s ability to perform the duties required hereunder; or (E) committed an act involving gross negligence on the part of the Executive in the conduct of her duties hereunder; or (F) evidenced a drug addiction or dependency; or (G) materially breached this Agreement; provided, however, that, the Company shall give the Executive thirty (30) business days’ written notice thereof during which period the Employee, and the Company shall give the Executive an opportunity to cure within such thirty-day period, and a reasonable opportunity to be heard by the Compensation Committee of the Board to show just cause for her actions, and to have the Compensation Committee of the Board, in its discretion, reverse or rescind the prior action of the Company under the clause(s). During such thirty (30) business day notice period, the Executive may at the discretion of the Company be suspended without pay in the case of a pending termination pursuant to clauses (B), (C), or (D) above (with all pay withheld during the suspension period to be reinstated retroactively in the event pending termination is rescinded or is not completed by the end of the notice period) or be placed on administrative leave with pay in the case of a pending termination pursuant to clauses (A), (E), (F), or (G) above.

               (iii) Resignation for “Good Reason” shall mean the resignation of the Executive after (A) the Company, without the express written consent of the Executive, materially breaches this Agreement to the substantial detriment of the Executive; or (B) the Board or the President and Chief Executive Officer, without Cause (as defined in Section 5(a)(ii) above), substantially changes the Executive’s core duties or removes the Executive’s responsibility for those core duties, so as to effectively cause the Executive to no longer be performing the duties of an executive in the capacity for which the Executive was hired; provided, however, that, in the case of resignation pursuant to this subsection (iii), the Executive shall give the Company thirty (30) business days’ written notice thereof and, during such thirty day period, an opportunity to cure. Anything in this Agreement to the contrary notwithstanding, any reduction in the Executive’s Base Salary other than a prorated reduction for part time work shall be deemed a material breech of this Agreement. Anything to the contrary in this Agreement notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the effective date of a Change of Control (as defined in Section 5(c) hereof) shall be deemed to be a resignation for Good Reason for all purposes of this Agreement.

               (iv) The date of termination of employment by the Company for purposes of Section 5 hereof shall be the date that the written notice of termination from the Company to the Executive is written, and the Company agrees to use all good faith efforts to deliver the written notice to the Executive as soon as possible after the notice is written. The date of a resignation by the Executive for purposes of Section 5 hereof shall be the date specified in the written notice of resignation from the Executive to the Company.

          (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Agreement, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries or affiliates is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries or affiliates, the Executive shall be entitled (C)(x) to receive her then current Base Salary (or, if greater, an annual amount equal to the Base Salary actually paid during the period of twelve months ending on the date of termination of employment) for a period of twelve (12) months from the termination or resignation date, payable at such times as such Base Salary would be payable as if no such termination or resignation had occurred, (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for a period of twelve (12) months after such termination or resignation (the “Continuation Period”), or (C)(y)(2) to the extent at any time following termination of this Agreement and during the Continuation Period that the plans and arrangements described in clauses (b) and (f) of Section 4 hereof are discontinued or terminated and no comparable plans in which the Executive is permitted to continue participation are established in their place, then to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the termination, resignation or discontinuation of any such plans, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Continuation Period less any portion thereof in which the Executive has continued her participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(b)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the date of termination or discontinuation of any such plan, and

(C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the employment termination date in accordance with the terms of the Plans and the relevant stock option agreement, provided, however, that if the provisions of Section 5(c) are applicable to such termination or resignation of employment, the Executive’s rights shall be governed by Section 5(c).

          (c) Change in Control.

               (i) If during the term of this Agreement, any of the events constituting a Change of Control (as such term is defined in Section 5(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Executive’s employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, is terminated for any reason other than death, disability (as defined in Section 5(e) hereof) or for Cause (as such term is defined in Section 5(a)(ii) hereof), or (B) the Executive resigns for Good Reason (as such term is defined in Section 5(a)(iii) hereof) from employment with the Company and/or any of its parent, subsidiaries, affiliates, or successors by merger or otherwise as a result of the Change of Control, the Executive shall be entitled (C)(x) to receive her then current Base Salary (or, greater, as annual amount equal to Base Salary actually paid during the period of twelve months ending on the date of termination of employment) for a period of thirty-six (36) from the date of termination of this Agreement without Cause or resignation for Good Reason and to receive an amount equal to three (3) times the greater of (a) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the date of termination of this Agreement without Cause or resignation for Good Reason, or (b) the aggregate amount of payments made to the Executive during the twelve (12) months preceding the Change of Control, or (c) the calculated Plan award, in,each case pursuant to any bonus or incentive compensation plan, including without limitation, the Rockland Trust Company Officer and Executive Incentive Compensation Plan, as amended from time to time, in each case payable in a lump sum cash payment immediately following such termination, and (C)(y)(1) to continue participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof (to the extent permissible by law and the terms of such plans and arrangements) for the period of thirty-six (36) months after such termination or resignation (the “Benefits Period”), or (C)(y)(2) at the election of the Executive at any time following termination of this Agreement and during the Benefits Period, to receive a gross bonus payment in an amount which after payment therefrom of all applicable federal and state income and employment taxes, will equal the pre-tax cost to the Company at the time of the Executive’s election, attributable to the Executive’s participation in the plans and arrangements described in clauses (b) and (f) of Section 4 hereof for the Benefits Period less any portion thereof in which the Executive has continued her participation in such plans and arrangements described in clauses (b) and (f) of Section 4 hereof in accordance with subsection 5(c)(i)(C)(y)(1) above; which payment shall be due following termination or resignation of the Executive’s employment immediately upon the Executive’s delivery of written notice to the Company of her election pursuant to subsection 5(c)(i)(C)(y)(2), and (C)(z) to have all stock options which have been granted to the Executive to immediately become fully exercisable and to remain exercisable for a period of three (3) months after the termination or resignation date (as the case may be), in accordance with the terms of the Plan and the relevant stock option agreement, and (C)(zz) upon her written notice to the company during the period of three months following the termination or resignation date (as the case may be), to purchase her company owned automobile at a purchase price equal to the book value of said automobile as carried on the books and records of the company, plus all applicable excise taxes.

               (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of IBC or the Company, or (y) securities of either IBC or the Company representing a majority of the combined voting power of the then outstanding voting securities of either IBC or the Company, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two year period constitute the Board of Directors of IBC cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of IBC, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of such two year period or whose election or whose nomination for election was previously so approved.

               (iii) In the event any amount payable as compensation to the Executive under this Agreement when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement would constitute a Parachute Payment (as hereinafter defined), the amount payable as compensation under Section 5(c)(i) of this Agreement shall be reduced (but not below zero) to the largest amount which is not a Parachute Payment (as hereinafter defined) when aggregated with any other amounts payable as compensation to the Executive other than pursuant to this Agreement. For purposes hereof, the term Parachute Payment shall have the meaning given to parachute payments set out in Internal Revenue Code of 1986 §280G(b)(2)(A) (relating to the quantification of parachute payments) as then in effect determined without regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) (relating to the exclusion of reasonable compensation from parachute payments) as then in effect. The initial determination of amounts that constitute Parachute Payments shall be made in good faith by the company. Notwithstanding the foregoing, if the Executive proves to the satisfaction of the Compensation Committee of the Company’s Board of Directors (if no such Compensation Committee then is in existence, then any other committee of the Board of Directors of Company then performing the functions of a compensation committee) with clear and convincing evidence that all or any portion of the amount of the reduction provided in the preceding sentence would not constitute a Parachute Payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect and that the Company’s tax reporting position in regard to the payment is overwhelmingly likely to be sustained, then the reduction provided in the preceding sentence shall be adjusted to permit payment of so much of such reduction as the said Compensation Committee determines will result in the largest amount which would not constitute a parachute payment within the meaning of such term as defined in Internal Revenue Code of 1986 §280G(b)(2)(A) as then in effect determined with regard to the provisions of Internal Revenue Code of 1986 §280G(b)(4) as then in effect.

          (d) Mitigation; Legal Fees. The Executive shall not be required to mitigate the amount of any payment provided for in either Section 5(b) or Section 5(c)(i) by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5(b) or Section 5(c)(i) be reduced by any compensation earned by the Executive as a result of self-employment or employment by another employer, by retirement benefits or by offset against any amount claimed to be owed by the Executive to the Company or otherwise. Following a Change of Control, the Company agrees to pay, as incurred, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement) plus in each case interest on any delayed payment at the applicable federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986 as then in effect.

          (e) Termination By Reason of Death or Disability.

                  (i) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive shall be automatically terminated upon the death of the Executive after which time the Company shall have no further obligation to the Executive or her estate for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive or her estate for any period prior to her death, provided, however, that this Section 5(e)(i) shall not affect in any manner any other benefits to which the Executive or her estate may be entitled or which may vest or accrue upon her death under any arrangement, plan or program (other than this Agreement) with the Company, by law or otherwise.

               (ii) Notwithstanding anything to the contrary contained in this Agreement, the employment hereunder of the Executive may be terminated by reason of disability, upon written notice to the Executive, in the event of the inability of the Executive to perform her duties hereunder by reason of disability, whether by reason of injury (physical or mental), illness (physical or mental) or otherwise, incapacitating the Executive for a continuous period exceeding one hundred and eighty (180) days, as certified by a physician selected by the Company in good faith, and the Company shall have no further obligation under this Agreement to the Executive for any compensation or benefits hereunder, except to the extent any compensation or benefits are due to the Executive for any period prior to her termination by reason of disability, provided, however, that this Section 5(e)(ii) shall not affect in any manner other benefits to which the Executive may be entitled or which may accrue or vest upon her disability and the Executive shall be entitled to receive such compensation and benefits during and after such period of disability as the Company’s policies and procedures in effect from time to time provide for similarly situated executives, as if the Executive and the Company had not entered into this Agreement.

               (iii) The Executive’s rights to exercise her stock options in the event of termination of her employment by reason of her death or disability shall be governed by the Plans and the relevant stock option agreement.

     6. Confidentiality and Non-Competition.

          (a) Confidentiality. The Executive recognizes and acknowledges as an employee of the Company, he will have access to, become acquainted with, and obtain financial information and knowledge relating to the business, financial condition, methods of operation and other aspects of the Company, its parent, subsidiaries and affiliates (“Affiliated Companies”) and their customers, employees and suppliers, some of which information and knowledge is confidential and proprietary and that the Executive could substantially detract from the value and business prospects of the Affiliated Companies in the event, while employed by the Company or any time thereafter, the Executive were to disclose to any person not related to the Affiliated Companies or use such information and knowledge for her or such other person’s advantage. Accordingly, the Executive hereby agrees that he will not disclose to any person, other than directors, officers, employees, accountants, lawyers, consultants, advisors, agents and representative of, or other persons related to, the Affiliated Companies on a need to know basis in the course of carrying out her duties hereunder, any knowledge or information of a confidential nature pertaining to the Affiliated Companies, or their successors and assigns, including without limitation, all unpublished matters relating to the business, properties, accounts, books and records, business plan and customers of the said corporations, or their successors and assigns, except with the prior written approval of the Board, or except as may be required by law or as the Executive reasonable determines to be necessary to defend or enforce her rights under this Agreement.

          (b) Equitable Relief. The Executive acknowledges and agrees (i) that the provisions of this Section 6 are reasonable and necessary for the protection of the Company, its subsidiaries and affiliates or its or their successors and assigns, and (ii) that the remedy at law for any breach by her of the provisions of this Section 6 will be inadequate and, accordingly, the Executive hereby agrees that in the case of any such breach (x) the Company or its successors and assigns shall be entitled to injunctive relief, in addition to any other remedy they may have, and (y) the Executive shall forfeit any future payments or benefits to which he might be entitled hereunder.

          (c) Non-Solicitation. For a period of one (1) year after the Executive receives any compensation pursuant to this Agreement she will not (i) with the exception of mass mailings or other broad based marketing efforts, directly or indirectly, solicit, divert, or take away any Major Customer of the Affiliated Companies, or other successors and assigns. As used herein, “Major Customer” shall mean any customer of the Affiliated Companies who either has maintained an average deposit balance of at least $100,000 or has maintained or obtained a credit facility of at least $100,000 from the Affiliated Companies during the term of this Agreement, or (ii) directly or indirectly induce or attempt to influence any employee of the Affiliated Companies, or their successors and assigns, to terminate her employment.

          (d) Enforceability. The covenants on the part of the Executive contained in this Section 6 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of said covenants. This Section shall survive the termination of this Agreement. The period, geographical area and the scope of the restrictions on the Executive set forth herein are divisible so that if any provision of this Section 6 is invalid, that provision shall be automatically modified to the extent necessary to make it valid.

          (e) Jurisdiction. Subject to Section 7, Employee hereby submits to the exclusive jurisdiction of the courts of Massachusetts and the Federal courts of the United States of America located in such state in respect to the interpretation and enforcement of the provisions of this Section 6, and subject to section 7, Employee hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Section 6, that Employee is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that Employee’s property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that venue is improper.

     7. Disputes.

          (a) Any dispute relating to this Agreement, or to the breach of this Agreement, arising between the Executive and the Company shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.

          (b) The arbitrator shall be appointed within thirty (30) days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.

          (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.

(d)	No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Company, or its successors and the Executive, with respect to such arbitration.

(e)	Notwithstanding the foregoing, the Company shall have the right to apply to any court of competent jurisdiction for a temporary restraining order, preliminary, injunction or other interim equitable relief to which it may be entitled in connection with any alleged violations of Section 6 of this Agreement.

     8. Indemnification.

          (a) The Company shall indemnify the Executive to the fullest extent permitted by Massachusetts law, which indemnification may require the advance of expenses to the Executive, if and to the extent permitted by such law. In the event of any claim for indemnification by the Executive, the Executive shall deliver written notice of any such claim promptly upon such a claim being made known to the Executive, which notice shall set forth the basis for such claim. The Company shall have the right to undertake the defense of such claim with counsel of its choice. During the Term and thereafter for so long as the Executive shall be subject to suit for liability for acts or omissions in connection with service as an officer or director of the company or service in other capacities at its request, the Company shall cause the Executive to be covered under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with such service. The coverage provided to the Executive pursuant to this section 8 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of then company.

     9. Non-Competition and Non-Disclosure Commitments.

          The Executive hereby represents and warrants that she is not a party to or otherwise bound by any contracts, agreements or arrangements which contain covenants limiting the freedom of the Executive to compete in any line of business or with any person or entity, or which provide that the Executive must maintain the confidentiality of , or prohibit the Executive from using any information in the context of her professional or personal activities. The Executive further represents and warrants that neither the execution nor delivery of this Agreement nor the performance by the Executive of her duties hereunder will cause any breach of any contract, agreement or arrangement to which she is a party or by which she is bound.

     10. Arm’s Length Negotiations; Representation By Counsel.

          The parties to this Agreement further agree that this Agreement has been negotiated by each in an arm’s length transaction. The Executive acknowledges that she has had the opportunity to be represented by legal counsel in connection with this Agreement.

     11. Tax Withholdings.

          Payments to the Executive of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and other deductions required by law.

     12. Non-Assignability; Binding Agreement.

          Neither this Agreement nor any right, duty, obligation or interest hereunder shall be assignable or delegable by the Executive without the Company’s prior written consent; provided, however, that (i) nothing in this Section shall preclude the Executive from designating any of her beneficiaries to receive any benefits payable thereunder upon her death or disability, or her executors, administrators, or other legal representatives, from assigning any rights hereunder to the person or persons entitled thereto, and (ii) any successor to the Company pursuant to any merger or consolidation involving the Company, and any purchaser of all or substantially all the assets of the Company, shall succeed to the rights and assume the obligations of the Company under this Agreement, and the Company covenants that it will not enter into or consummate any such transaction which does not make express provision for such succession and assumption. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto, any successors to or assigns of the Company, the Executive’s heirs and the personal representatives of the Executive’s estate.

     13. Amendment; Waiver.

          This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by the parties hereto. The waiver by any party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any provision of this Agreement.

     14. Notices.

          Any notice hereunder by either party to the other shall be given in writing by personal delivery, telex, telecopy or certified mail, return receipt requested, to the applicable address set forth below:

(i)	To the Company:	Rockland Trust Company
288 Union Street
Rockland, MA 02370
Attn.: President

(ii)	To the Executive:	Jane L. Lundquist
21 Appleton Lane
Boxford, MA 01921

(or such other address as may from time to time be designated by notice by either party hereto for such purpose). Notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by telex or telecopy, on the business day following receipt of answer back or telecopy confirmation or if by certified mail, on the date shown on the applicable return receipt.

     15. Governing Law.

          This Agreement is to be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. If, under such law, any portion of this Agreement is at any time deemed to be in conflict with any applicable statute, rule, regulation or ordinance, such portion shall be deemed to be modified or altered to conform thereto or, if that is not possible, to be omitted from this Agreement, and the invalidity of any such portion shall not affect the force, effect and validity of the remaining portion thereof.

     16. Supersedes Previous Agreements.

          This Agreement constitutes the entire understanding between the Company and the Executive relating to the employment of the Executive by the Company and supersedes and cancels all prior written and oral agreements and understandings with respect to the subject matter of this Agreement.

     17. Counterparts.

          This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.

ROCKLAND TRUST COMPANY

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

INDEPENDENT BANK CORP.

By:	/s/ Christopher Oddleifson
Its:	Chief Executive Officer and President

/s/ Jane L. Lundquist
JANE L. LUNDQUIST